Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Fourth Quarter 2021

Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss), After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), indexed universal life insurance (“IUL”), variable universal life insurance (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of business or blocks of business; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

First and second quarter 2021 interest rate spreads for the Annuities segment have been restated to conform to the current presentation.

Statistical Supplement is Dated
The financial data in this document is dated February 2, 2022, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1b

Lincoln Financial Group
Credit Ratings

Ratings as of February 2, 2022
Standard
	A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company	A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company	A	A+	A1	A-
Lincoln Life & Annuity Company of New York	A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: Albert.Copersino@lfg.com
Phone: 203-257-4493

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Revenues
Insurance premiums	$1,364	$1,406	$1,398	$1,394	$1,420	4.1%	$5,372	$5,617	4.6%
Fee income	1,559	1,592	1,670	1,996	1,628	4.4%	6,371	6,887	8.1%
Net investment income	1,505	1,510	1,584	1,576	1,445	-4.0%	5,510	6,115	11.0%
Realized gain (loss)	(470)	(181)	(2)	85	(115)	75.5%	(513)	(212)	58.7%
Amortization of deferred gain on business
sold through reinsurance	9	9	9	9	19	111.1%	41	46	12.2%
Other revenues	168	198	192	181	207	23.2%	658	777	18.1%
Total revenues	4,135	4,534	4,851	5,241	4,604	11.3%	17,439	19,230	10.3%

Expenses
Interest credited	734	737	737	750	692	-5.7%	2,923	2,915	-0.3%
Benefits	1,966	2,226	1,930	2,122	2,251	14.5%	8,677	8,529	-1.7%
Commissions and other expenses	1,258	1,231	1,326	1,906	1,328	5.6%	5,064	5,791	14.4%
Interest and debt expense	65	65	65	73	66	1.5%	284	270	-4.9%
Spark and strategic digitization expense	23	13	21	22	30	30.4%	68	87	27.9%
Total expenses	4,046	4,272	4,079	4,873	4,367	7.9%	17,016	17,592	3.4%
Income (loss) before taxes	89	262	772	368	237	166.3%	423	1,638	287.2%
Federal income tax expense (benefit)	(54)	37	130	50	17	131.5%	(76)	233	NM
Net income (loss)	143	225	642	318	220	53.8%	499	1,405	181.6%
Adjustment for LNC stock units in our
deferred compensation plans	-	-	-	-	-	NM	-	-	NM
Net income (loss) available to common
stockholders – diluted	$143	$225	$642	$318	$220	53.8%	$499	$1,405	181.6%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.74	$1.16	$3.34	$1.68	$1.20	62.2%	$2.56	$7.43	190.2%

ROE, including AOCI
Net income (loss)	2.6%	4.3%	12.4%	5.9%	4.2%		2.5%	6.7%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$102,789	$96,570	$101,003	$100,862	$98,120	-4.5%
U.S. government bonds	484	444	444	443	433	-10.5%
State and municipal bonds	6,921	6,625	6,919	6,901	6,621	-4.3%
Foreign government bonds	470	485	464	512	432	-8.1%
Residential mortgage-backed securities	3,076	3,077	3,027	2,935	2,525	-17.9%
Commercial mortgage-backed securities	1,505	1,516	1,578	1,594	1,599	6.2%
Asset-backed securities	7,184	7,996	8,177	8,303	8,512	18.5%
Hybrid and redeemable preferred securities	615	600	603	535	504	-18.0%
Total fixed maturity AFS securities, net of allowance for credit losses	123,044	117,313	122,215	122,085	118,746	-3.5%
Trading securities	4,501	4,365	4,232	4,191	4,482	-0.4%
Equity securities	129	123	174	243	318	146.5%
Mortgage loans on real estate, net of allowance for credit losses	16,763	17,255	17,586	17,730	17,991	7.3%
Policy loans	2,426	2,502	2,410	2,379	2,364	-2.6%
Derivative investments	3,109	3,453	4,548	4,828	5,437	74.9%
Other investments	3,984	3,548	3,950	4,069	4,292	7.7%
Total investments	153,956	148,559	155,115	155,525	153,630	-0.2%
Cash and invested cash	1,708	1,350	2,389	2,614	2,612	52.9%
DAC and VOBA	5,812	7,665	6,261	5,965	6,081	4.6%
Premiums and fees receivable	486	653	583	584	580	19.3%
Accrued investment income	1,257	1,301	1,254	1,297	1,189	-5.4%
Reinsurance recoverables, net of allowance for credit losses	16,496	16,289	15,981	15,729	20,295	23.0%
Funds withheld reinsurance assets	530	528	527	526	517	-2.5%
Goodwill	1,778	1,778	1,778	1,778	1,778	0.0%
Other assets	15,960	17,298	17,465	17,367	18,036	13.0%
Separate account assets	167,965	171,339	178,795	175,667	182,583	8.7%
Total assets	$365,948	$366,760	$380,148	$377,052	$387,301	5.8%
	`

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$40,814	$39,591	$40,250	$40,641	$41,030	0.5%
Other contract holder funds	105,405	107,002	108,778	109,297	111,702	6.0%
Short-term debt	-	300	300	300	300	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	866	866	867	0.1%
Financial	5,816	5,428	5,468	5,457	5,458	-6.2%
Reinsurance related embedded derivatives	392	244	328	304	206	-47.4%
Funds withheld reinsurance liabilities	1,946	1,976	2,027	2,078	2,118	8.8%
Payables for collateral on investments	6,222	7,597	8,199	8,379	8,946	43.8%
Other liabilities	13,823	12,824	13,392	12,893	13,819	0.0%
Separate account liabilities	167,965	171,339	178,795	175,667	182,583	8.7%
Total liabilities	343,249	347,167	358,403	355,882	367,029	6.9%

Stockholders’ Equity
Common stock	5,082	5,057	5,021	4,956	4,735	-6.8%
Retained earnings	8,686	8,775	9,245	9,365	9,096	4.7%
AOCI:
Unrealized investment gains (losses)	9,209	6,040	7,756	7,128	6,674	-27.5%
Foreign currency translation adjustment	(12)	(10)	(10)	(14)	(14)	-16.7%
Funded status of employee benefit plans	(266)	(269)	(267)	(265)	(219)	17.7%
Total AOCI	8,931	5,761	7,479	6,849	6,441	-27.9%
Total stockholders’ equity	22,699	19,593	21,745	21,170	20,272	-10.7%
Total liabilities and stockholders’ equity	$365,948	$366,760	$380,148	$377,052	$387,301	5.8%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Income (Loss)
Net income (loss)	$143	$225	$642	$318	$220	53.8%	$499	$1,405	181.6%
Pre-tax adjusted income (loss) from operations	393	421	729	354	320	-18.6%	934	1,824	95.3%
After-tax adjusted income (loss) from operations (1)	346	350	608	307	286	-17.3%	865	1,551	79.3%
Adjusted operating tax rate	12.0%	16.8%	16.5%	13.3%	10.6%		7.4%	15.0%

Average Stockholders’ Equity
Average equity, including AOCI	$22,124	$21,146	$20,669	$21,458	$20,721	-6.3%	$20,012	$20,999	4.9%
Average AOCI	8,370	7,346	6,620	7,164	6,645	-20.6%	6,359	6,944	9.2%
Average equity, excluding AOCI	$13,754	$13,800	$14,049	$14,294	$14,076	2.3%	$13,653	$14,055	2.9%

ROE, Excluding AOCI
Net income (loss)	4.2%	6.5%	18.3%	8.9%	6.3%		3.7%	10.0%
Adjusted income (loss) from operations	10.1%	10.2%	17.3%	8.6%	8.1%		6.3%	11.0%

Per Share
Net income (loss) (diluted)	$0.74	$1.16	$3.34	$1.68	$1.20	62.2%	$2.56	$7.43	190.2%
Adjusted income (loss) from operations (diluted)	1.78	1.82	3.17	1.62	1.56	-12.4%	4.45	8.20	84.3%
Dividends declared during the period	0.42	0.42	0.42	0.42	0.45	7.1%	1.62	1.71	5.6%

Book value, including AOCI	$118.02	$102.50	$115.00	$113.77	$114.41	-3.1%	$118.02	$114.41	-3.1%
Per share impact of AOCI	46.43	30.14	39.55	36.81	36.36	-21.7%	46.43	36.36	-21.7%
Book value, excluding AOCI	$71.59	$72.36	$75.45	$76.96	$78.05	9.0%	$71.59	$78.05	9.0%

Shares
Repurchased during the period	1.1	1.9	2.2	3.1	9.1	NM	4.9	16.2	230.6%
End-of-period – basic	192.3	191.1	189.1	186.1	177.2	-7.9%	192.3	177.2	-7.9%
End-of-period – diluted	193.7	192.5	191.4	188.1	179.8	-7.2%	193.7	179.8	-7.2%
Average for the period – diluted	193.9	193.1	192.2	189.1	183.2	-5.5%	195.8	189.1	-3.4%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Cash Returned to Common Stockholders
Shares repurchased	$50	$105	$150	$200	$650	NM	$275	$1,105	NM
Common dividends	77	81	80	79	78	1.3%	311	319	2.6%
Total cash returned to common stockholders	$127	$186	$230	$279	$728	NM	$586	$1,424	143.0%

Leverage Ratio
Short-term debt	$-	$300	$300	$300	$300	NM
Long-term debt	6,682	6,294	6,334	6,323	6,325	-5.3%
Total debt (1)	6,682	6,594	6,634	6,623	6,625	-0.9%
Less:
Operating debt (2)	866	866	866	866	867	0.1%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	395	306	345	333	335	-15.2%
Total numerator	$5,119	$5,120	$5,121	$5,122	$5,121	0.0%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,490	$13,553	$13,989	$14,042	$13,598	0.8%
Add: 25% of capital securities and subordinated
notes	302	302	302	302	302	0.0%
Total numerator	5,119	5,120	5,121	5,122	5,121	0.0%
Total denominator	$18,911	$18,975	$19,412	$19,466	$19,021	0.6%

Leverage ratio	27.1%	27.0%	26.4%	26.3%	26.9%

Holding Company Available Liquidity	$754	$758	$762	$754	$1,117	48.1%

(1) Excludes obligations under finance leases and certain financing arrangements of $550 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$338	$350	$380	$403	$391	15.7%	$1,132	$1,524	34.6%
Retirement Plan Services	57	70	74	72	68	19.3%	192	284	47.9%
Life Insurance	177	130	317	113	97	-45.2%	(67)	657	NM
Group Protection	(54)	(33)	59	(40)	(146)	NM	54	(160)	NM
Other Operations	(125)	(96)	(101)	(194)	(90)	28.0%	(377)	(481)	-27.6%
Adjusted income (loss) from operations, before
income taxes	$393	$421	$729	$354	$320	-18.6%	$934	$1,824	95.3%

Income (Loss) from Operations, After-Tax
Annuities	$289	$290	$323	$338	$332	14.9%	$983	$1,283	30.5%
Retirement Plan Services	49	57	62	60	57	16.3%	168	235	39.9%
Life Insurance	144	107	255	93	80	-44.4%	(34)	535	NM
Group Protection	(42)	(26)	46	(32)	(115)	NM	43	(127)	NM
Other Operations	(94)	(78)	(78)	(152)	(68)	27.7%	(295)	(375)	-27.1%
Adjusted income (loss) from operations	$346	$350	$608	$307	$286	-17.3%	$865	$1,551	79.3%

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Sources of Earnings, Pre-Tax
Investment spread	$147	$130	$228	$152	$113	-23.1%	$218	$624	186.2%
Mortality/morbidity	47	39	219	21	(81)	NM	19	199	NM
Fees on AUM	308	332	363	381	355	15.3%	1,163	1,428	22.8%
VA riders	16	16	20	(6)	23	43.8%	(89)	54	160.7%
Total sources of earnings, before income taxes	518	517	830	548	410	-20.8%	1,311	2,305	75.8%
Other Operations	(125)	(96)	(101)	(194)	(90)	28.0%	(377)	(481)	-27.6%
Adjusted income (loss) from operations, before
income taxes	$393	$421	$729	$354	$320	-18.6%	$934	$1,824	95.3%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	28.5%	25.2%	27.5%	27.7%	27.6%		16.6%	27.1%
Mortality/morbidity	9.1%	7.5%	26.4%	3.9%	-19.7%		1.4%	8.6%
Fees on AUM	59.4%	64.1%	43.6%	69.4%	86.5%		88.8%	62.0%
VA riders	3.0%	3.2%	2.5%	-1.0%	5.6%		-6.8%	2.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Annuities
Operating revenues	$1,163	$1,204	$1,249	$1,267	$1,282	10.2%	$4,455	$5,002	12.3%
Deposits	2,510	2,814	3,209	2,707	3,011	20.0%	11,260	11,740	4.3%
Net flows	(644)	(776)	(297)	(841)	(655)	-1.7%	(341)	(2,569)	NM
Average account values	150,875	160,099	166,034	169,581	170,953	13.3%	141,921	166,691	17.5%

Retirement Plan Services
Operating revenues	$323	$327	$333	$328	$335	3.7%	$1,213	$1,324	9.2%
Deposits	2,557	2,640	2,789	2,411	3,000	17.3%	10,017	10,840	8.2%
Net flows	340	347	517	(21)	(380)	NM	166	464	179.5%
Average account values	83,889	89,589	94,096	96,723	98,008	16.8%	78,647	94,649	20.3%

Life Insurance
Operating revenues	$1,928	$1,939	$2,029	$2,325	$1,844	-4.4%	$7,516	$8,137	8.3%
Deposits	1,476	1,219	1,278	1,324	1,872	26.8%	5,890	5,693	-3.3%
Net flows	996	793	879	871	1,438	44.4%	4,137	3,982	-3.7%
Average account values	56,419	58,008	59,056	59,642	51,067	-9.5%	54,137	56,943	5.2%
Average in-force face amount	886,005	900,973	916,600	935,096	959,478	8.3%	861,517	928,037	7.7%

Group Protection
Operating revenues	$1,184	$1,254	$1,247	$1,243	$1,252	5.7%	$4,793	$4,996	4.2%
Insurance premiums	1,049	1,119	1,107	1,107	1,117	6.5%	4,280	4,450	4.0%

Consolidated
Adjusted operating revenues (1)	$4,655	$4,762	$4,903	$5,205	$4,769	2.4%	$18,162	$19,639	8.1%
Deposits	6,543	6,673	7,276	6,442	7,883	20.5%	27,167	28,273	4.1%
Net flows	692	364	1,099	9	403	-41.8%	3,962	1,877	-52.6%
Average account values	291,183	307,696	319,186	325,946	320,028	9.9%	274,705	318,283	15.9%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Sales
Annuities:
With guaranteed living benefits	$507	$638	$742	$773	$834	64.5%	$3,058	$2,988	-2.3%
Without guaranteed living benefits	1,921	2,090	2,283	1,592	1,764	-8.2%	6,677	7,728	15.7%
Variable	2,428	2,728	3,025	2,365	2,598	7.0%	9,735	10,716	10.1%
Fixed	82	86	184	342	413	NM	1,525	1,024	-32.9%
Total Annuities	$2,510	$2,814	$3,209	$2,707	$3,011	20.0%	$11,260	$11,740	4.3%

Retirement Plan Services:
First-year sales	$1,107	$694	$1,102	$745	$1,270	14.7%	$3,670	$3,810	3.8%
Recurring deposits	1,450	1,946	1,687	1,666	1,730	19.3%	6,347	7,030	10.8%
Total Retirement Plan Services	$2,557	$2,640	$2,789	$2,411	$3,000	17.3%	$10,017	$10,840	8.2%

Life Insurance:
UL	$3	$2	$2	$2	$2	-33.3%	$20	$8	-60.0%
MoneyGuard®	22	16	23	26	36	63.6%	127	101	-20.5%
IUL	22	16	18	22	40	81.8%	91	96	5.5%
VUL	30	22	27	40	92	206.7%	188	181	-3.7%
Term	32	30	35	42	47	46.9%	132	152	15.2%
Total individual life insurance	109	86	105	132	217	99.1%	558	538	-3.6%
Executive Benefits	6	28	21	34	37	NM	72	122	69.4%
Total Life Insurance	$115	$114	$126	$166	$254	120.9%	$630	$660	4.8%

Group Protection:
Life	$144	$41	$37	$22	$163	13.2%	$265	$264	-0.4%
Disability	291	28	37	20	199	-31.6%	397	284	-28.5%
Dental	15	5	5	6	23	53.3%	44	38	-13.6%
Total Group Protection	$450	$74	$79	$48	$385	-14.4%	$706	$586	-17.0%
Percent employee-paid	28.4%	66.7%	56.3%	50.1%	35.0%		38.5%	43.1%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Operating Revenues
Annuities	$1,163	$1,204	$1,249	$1,267	$1,282	10.2%	$4,455	$5,002	12.3%
Retirement Plan Services	323	327	333	328	335	3.7%	1,213	1,324	9.2%
Life Insurance	1,928	1,939	2,029	2,325	1,844	-4.4%	7,516	8,137	8.3%
Group Protection	1,184	1,254	1,247	1,243	1,252	5.7%	4,793	4,996	4.2%
Other Operations	57	38	45	42	56	-1.8%	185	180	-2.7%
Total segment operating revenues	$4,655	$4,762	$4,903	$5,205	$4,769	2.4%	$18,162	$19,639	8.1%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$126	$116	$121	$115	$125	-0.8%	$469	$477	1.7%
Retirement Plan Services	78	69	73	70	80	2.6%	288	293	1.7%
Life Insurance	126	118	126	121	138	9.5%	481	503	4.6%
Group Protection	164	158	161	163	177	7.9%	624	659	5.6%
Other Operations	71	44	46	143	52	-26.8%	156	285	82.7%
Total	$565	$505	$527	$612	$572	1.2%	$2,018	$2,217	9.9%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.8%	9.7%	9.6%	9.1%	9.7%		10.5%	9.5%
Retirement Plan Services	24.2%	21.2%	21.9%	21.5%	23.8%		23.8%	22.1%
Life Insurance	6.5%	6.1%	6.2%	5.2%	7.5%		6.4%	6.2%
Group Protection	13.8%	12.5%	13.0%	13.1%	14.1%		13.0%	13.2%
Other Operations	125.8%	115.6%	100.8%	345.5%	96.8%		83.5%	159.0%
Total	12.1%	10.6%	10.7%	11.8%	12.0%		11.1%	11.3%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$638	$556	$579	$662	$642	0.6%	$2,248	$2,440	8.5%
Commissions	625	616	652	656	760	21.6%	2,562	2,684	4.8%
Taxes, licenses and fees	73	87	86	79	89	21.9%	327	341	4.3%
Interest and debt expense	65	65	65	66	66	1.5%	269	262	-2.6%
Expenses associated with reserve financing
and letters of credit	25	25	25	26	26	4.0%	94	102	8.5%
Total adjusted operating commissions and other
expenses incurred	1,426	1,349	1,407	1,489	1,583	11.0%	5,500	5,829	6.0%

Less Amounts Capitalized
General and administrative expenses	(73)	(51)	(52)	(50)	(70)	4.1%	(230)	(223)	3.0%
Commissions	(250)	(233)	(261)	(253)	(361)	-44.4%	(1,172)	(1,106)	5.6%
Taxes, licenses and fees	(9)	(8)	(11)	(9)	(15)	-66.7%	(46)	(44)	4.3%
Total amounts capitalized	(332)	(292)	(324)	(312)	(446)	-34.3%	(1,448)	(1,373)	5.2%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,094	1,057	1,083	1,177	1,137	3.9%	4,052	4,456	10.0%

Amortization
Amortization of DAC, VOBA and other intangibles	218	247	317	821	263	20.6%	1,352	1,647	21.8%
Total operating commissions and other expenses	$1,312	$1,304	$1,400	$1,998	$1,400	6.7%	$5,404	$6,103	12.9%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Annuities
Earned rate on reserves	3.42%	3.27%	3.10%	3.07%	3.06%	(36)	3.61%	3.12%	(49)
Variable investment income on reserves (1)	0.15%	0.11%	0.24%	0.28%	0.31%	16	0.08%	0.24%	16
Net investment income yield on reserves	3.57%	3.38%	3.34%	3.35%	3.37%	(20)	3.69%	3.36%	(33)
Interest rate credited to contract holders	1.97%	2.02%	1.97%	1.90%	1.82%	(15)	2.15%	1.93%	(22)
Interest rate spread	1.60%	1.36%	1.37%	1.45%	1.55%	(5)	1.54%	1.43%	(11)
Base spreads excluding variable investment income	1.45%	1.25%	1.13%	1.17%	1.24%	(21)	1.46%	1.19%	(27)

Retirement Plan Services
Earned rate on reserves	3.68%	3.64%	3.60%	3.56%	3.51%	(17)	3.82%	3.58%	(24)
Variable investment income on reserves (1)	0.21%	0.17%	0.21%	0.22%	0.39%	18	0.11%	0.25%	14
Net investment income yield on reserves	3.89%	3.81%	3.81%	3.78%	3.90%	1	3.93%	3.83%	(10)
Interest rate credited to contract holders	2.78%	2.68%	2.69%	2.65%	2.63%	(15)	2.83%	2.66%	(17)
Interest rate spread	1.11%	1.13%	1.12%	1.13%	1.27%	16	1.10%	1.17%	7
Base spreads excluding variable investment income	0.90%	0.96%	0.91%	0.91%	0.88%	(2)	0.99%	0.92%	(7)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.71%	4.71%	4.68%	4.64%	4.67%	(4)	4.75%	4.68%	(7)
Variable investment income on reserves (1)	0.95%	1.05%	1.38%	1.23%	0.85%	(10)	0.33%	1.13%	80
Net investment income yield on reserves	5.66%	5.76%	6.06%	5.87%	5.52%	(14)	5.08%	5.81%	73
Interest rate credited to contract holders	3.83%	3.76%	3.78%	3.76%	3.76%	(7)	3.80%	3.77%	(3)
Interest rate spread	1.83%	2.00%	2.28%	2.11%	1.76%	(7)	1.28%	2.04%	76
Base spreads excluding variable investment income	0.88%	0.95%	0.90%	0.88%	0.91%	3	0.95%	0.91%	(4)

Total (2)
Earned rate (3)	4.04%	3.96%	3.94%	3.93%	3.80%	(24)	4.12%	3.92%	(20)
Variable investment income (1) (3)	0.56%	0.59%	0.78%	0.72%	0.53%	(3)	0.22%	0.66%	44
Net investment income yield (3)	4.60%	4.55%	4.72%	4.65%	4.33%	(27)	4.34%	4.58%	24

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$29	$32	$27	$30	$27	-6.9%	$121	$116	-4.1%
Fee income	626	652	679	690	702	12.1%	2,394	2,724	13.8%
Net investment income	343	328	352	371	349	1.7%	1,272	1,401	10.1%
Operating realized gain (loss)	54	50	53	49	55	1.9%	214	208	-2.8%
Amortization of deferred gain	5	6	6	7	7	40.0%	29	26	-10.3%
Other revenues	106	136	132	120	142	34.0%	425	527	24.0%
Total operating revenues	1,163	1,204	1,249	1,267	1,282	10.2%	4,455	5,002	12.3%
Operating expenses:
Interest credited	191	199	199	210	203	6.3%	773	811	4.9%
Benefits	138	141	135	135	138	0.0%	696	548	-21.3%
Commissions incurred	255	275	297	276	287	12.5%	1,061	1,136	7.1%
Other expenses incurred	252	255	264	258	280	11.1%	954	1,056	10.7%
Amounts capitalized	(117)	(127)	(144)	(113)	(132)	-12.8%	(548)	(515)	6.0%
Amortization	106	111	118	98	115	8.5%	387	442	14.2%
Total operating expenses	825	854	869	864	891	8.0%	3,323	3,478	4.7%
Income (loss) from operations before taxes	338	350	380	403	391	15.7%	1,132	1,524	34.6%
Federal income tax expense (benefit)	49	60	57	65	59	20.4%	149	241	61.7%
Income (loss) from operations	$289	$290	$323	$338	$332	14.9%	$983	$1,283	30.5%

Effective Federal Income Tax Rate	14.5%	17.2%	15.0%	16.1%	15.1%		13.2%	15.8%

Average Equity, Excluding Goodwill and AOCI	$5,405	$5,071	$5,077	$5,282	$5,310	-1.8%	$5,172	$5,185	0.3%

ROE, Excluding Goodwill and AOCI	21.4%	22.9%	25.5%	25.6%	25.0%		19.0%	24.7%

Return on Average Account Values	77	72	78	80	78	1	69	77	8

Income (Loss) from Operations
Variable annuity	254	261	293	287	295	16.1%	869	1,135	30.6%
Fixed annuity	35	29	30	51	37	5.7%	114	148	29.8%

Account Values – Average
Variable account values	$133,630	$142,990	$149,066	$152,660	$154,084	15.3%	$124,708	$149,714	20.1%
Fixed account values	17,245	17,109	16,968	16,921	16,869	-2.2%	17,213	16,977	-1.4%

Account Values – End of Period
Variable account values with GLBs	$83,377	$84,155	$86,901	$84,320	$86,234	3.4%	$83,377	$86,234	3.4%
Variable account values without GLBs	56,936	60,002	64,495	65,223	69,625	22.3%	56,936	69,625	22.3%
Fixed account values	17,205	16,966	16,911	16,804	16,866	-2.0%	17,205	16,866	-2.0%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$69	$71	$74	$75	$76	10.1%	$253	$296	17.0%
Net investment income	246	248	250	245	250	1.6%	933	992	6.3%
Other revenues	8	8	9	8	9	12.5%	27	36	33.3%
Total operating revenues	323	327	333	328	335	3.7%	1,213	1,324	9.2%
Operating expenses:
Interest credited	157	155	155	153	154	-1.9%	615	617	0.3%
Benefits	-	1	1	1	1	NM	2	3	50.0%
Commissions incurred	20	21	20	21	21	5.0%	76	84	10.5%
Other expenses incurred	86	77	79	78	89	3.5%	320	326	1.9%
Amounts capitalized	(5)	(5)	(4)	(5)	(7)	-40.0%	(21)	(22)	-4.8%
Amortization	8	8	8	8	9	12.5%	29	32	10.3%
Total operating expenses	266	257	259	256	267	0.4%	1,021	1,040	1.9%
Income (loss) from operations before taxes	57	70	74	72	68	19.3%	192	284	47.9%
Federal income tax expense (benefit)	8	13	12	12	11	37.5%	24	49	104.2%
Income (loss) from operations	$49	$57	$62	$60	$57	16.3%	$168	$235	39.9%

Effective Federal Income Tax Rate	14.6%	18.9%	16.7%	16.8%	16.3%		12.8%	17.2%

Average Equity, Excluding Goodwill and AOCI	$1,480	$1,526	$1,535	$1,492	$1,477	-0.2%	$1,437	$1,507	4.9%

ROE, Excluding Goodwill and AOCI	13.2%	14.9%	16.1%	16.1%	15.4%		11.7%	15.6%

Return on Average Account Values	23	25	26	25	23	-	21	25	4

Pre-tax Net Margin	34.4%	40.4%	41.5%	41.2%	37.6%		32.2%	40.2%

Net Flows by Market
Small Market	$66	$(28)	$106	$(43)	$98	48.5%	$350	$133	-62.0%
Mid - Large Market	587	680	755	423	(58)	NM	792	1,800	127.3%
Multi-Fund® and Other	(313)	(305)	(344)	(401)	(420)	-34.2%	(976)	(1,469)	-50.5%

Net Flows – Trailing Twelve Months	$166	$(158)	$1,566	$1,183	$464	179.5%	$166	$464	179.5%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$274	$253	$258	$256	$266	-2.9%	$950	$1,033	8.7%
Fee income	861	867	915	1,230	848	-1.5%	3,727	3,863	3.6%
Net investment income	787	809	852	832	716	-9.0%	2,823	3,209	13.7%
Operating realized gain (loss)	(1)	(2)	(2)	-	(4)	NM	(6)	(9)	-50.0%
Amortization of deferred gain on
business sold through reinsurance	4	3	3	3	13	225.0%	12	20	66.7%
Other revenues	3	9	3	4	5	66.7%	10	21	110.0%
Total operating revenues	1,928	1,939	2,029	2,325	1,844	-4.4%	7,516	8,137	8.3%
Operating expenses:
Interest credited	375	370	372	375	322	-14.1%	1,491	1,439	-3.5%
Benefits	1,120	1,173	999	976	1,126	0.5%	4,586	4,275	-6.8%
Commissions incurred	152	120	130	153	236	55.3%	687	639	-7.0%
Other expenses incurred	204	194	208	201	234	14.7%	819	838	2.3%
Amounts capitalized	(168)	(138)	(154)	(175)	(276)	-64.3%	(788)	(745)	5.5%
Amortization	68	90	157	682	105	54.4%	788	1,034	31.2%
Total operating expenses	1,751	1,809	1,712	2,212	1,747	-0.2%	7,583	7,480	-1.4%
Income (loss) from operations before taxes	177	130	317	113	97	-45.2%	(67)	657	NM
Federal income tax expense (benefit)	33	23	62	20	17	-48.5%	(33)	122	NM
Income (loss) from operations	$144	$107	$255	$93	$80	-44.4%	$(34)	$535	NM

Effective Federal Income Tax Rate	18.6%	17.7%	19.7%	17.6%	17.1%		49.9%	18.6%

Average Equity, Excluding Goodwill and AOCI	$8,788	$8,909	$9,035	$9,245	$8,971	2.1%	$8,853	$9,040	2.1%

ROE, Excluding Goodwill and AOCI	6.5%	4.8%	11.3%	4.0%	3.6%		-0.4%	5.9%

Average Account Values	$56,419	$58,008	$59,056	$59,642	$51,067	-9.5%	$54,137	$56,943	5.2%

In-Force Face Amount
UL and other	$358,554	$358,044	$357,670	$357,624	$362,106	1.0%	$358,554	$362,106	1.0%
Term insurance	535,387	549,960	567,525	587,372	611,854	14.3%	535,387	611,854	14.3%
Total in-force face amount	$893,941	$908,004	$925,195	$944,996	$973,960	9.0%	$893,941	$973,960	9.0%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,049	$1,119	$1,107	$1,107	$1,117	6.5%	$4,280	$4,450	4.0%
Net investment income	91	91	95	91	90	-1.1%	330	366	10.9%
Other revenues	44	44	45	45	45	2.3%	183	180	-1.6%
Total operating revenues	1,184	1,254	1,247	1,243	1,252	5.7%	4,793	4,996	4.2%
Operating expenses:
Interest credited	1	1	1	1	2	100.0%	5	6	20.0%
Benefits	920	970	877	971	1,072	16.5%	3,500	3,890	11.1%
Commissions incurred	95	91	87	88	95	0.0%	359	361	0.6%
Other expenses incurred	227	208	210	209	225	-0.9%	819	851	3.9%
Amounts capitalized	(41)	(21)	(21)	(19)	(30)	26.8%	(92)	(91)	1.1%
Amortization	36	38	34	33	34	-5.6%	148	139	-6.1%
Total operating expenses	1,238	1,287	1,188	1,283	1,398	12.9%	4,739	5,156	8.8%
Income (loss) from operations before taxes	(54)	(33)	59	(40)	(146)	NM	54	(160)	NM
Federal income tax expense (benefit)	(12)	(7)	13	(8)	(31)	NM	11	(33)	NM
Income (loss) from operations	$(42)	$(26)	$46	$(32)	$(115)	NM	$43	$(127)	NM

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,711	$2,718	$2,731	$2,759	$2,810	3.7%	$2,655	$2,755	3.8%

ROE, Excluding Goodwill and AOCI	-6.3%	-3.8%	6.8%	-4.6%	-16.4%		1.6%	-4.6%

Loss Ratios by Product Line
Life	93.4%	101.0%	79.6%	105.1%	108.7%		86.7%	98.6%
Disability	86.2%	78.8%	79.0%	77.7%	90.2%		80.5%	81.4%
Dental	67.3%	76.8%	81.6%	75.7%	71.1%		63.1%	76.3%
Total	87.8%	86.8%	79.3%	87.8%	96.1%		81.8%	87.5%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Other Operations
Operating revenues:
Insurance premiums	$11	$2	$6	$1	$10	-9.1%	$21	$19	-9.5%
Net investment income	38	34	35	37	40	5.3%	152	147	-3.3%
Other revenues	8	2	4	4	6	-25.0%	12	14	16.7%
Total operating revenues	57	38	45	42	56	-1.8%	185	180	-2.7%
Operating expenses:
Interest credited	8	12	10	10	10	25.0%	39	42	7.7%
Benefits	40	15	25	21	21	-47.5%	117	81	-30.8%
Commissions and other expenses	46	29	25	117	19	-58.7%	69	189	173.9%
Interest and debt expense	65	65	65	66	66	1.5%	269	262	-2.6%
Spark and strategic digitization expense	23	13	21	22	30	30.4%	68	87	27.9%
Total operating expenses	182	134	146	236	146	-19.8%	562	661	17.6%
Income (loss) from operations before taxes	(125)	(96)	(101)	(194)	(90)	28.0%	(377)	(481)	-27.6%
Federal income tax expense (benefit)	(31)	(18)	(23)	(42)	(22)	29.0%	(82)	(106)	-29.3%
Income (loss) from operations	$(94)	$(78)	$(78)	$(152)	$(68)	27.7%	$(295)	$(375)	-27.1%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$6,520	$6,025	$7,884	$6,472	$6,169	-5.4%	$7,928	$6,025	-24.0%
Business acquired (sold) through reinsurance	-	-	-	-	(650)	NM	(10)	(650)	NM
Cumulative effect from adoption of new
accounting standard	-	-	-	-	-	NM	5	-	-100.0%
Deferrals	333	295	325	312	446	33.9%	1,456	1,378	-5.4%
Operating amortization	(212)	(244)	(314)	(820)	(259)	-22.2%	(1,337)	(1,637)	-22.4%
Deferrals, net of operating amortization	121	51	11	(508)	187	54.5%	119	(259)	NM
Amortization associated with benefit ratio unlocking	(30)	(6)	(11)	4	(11)	63.3%	23	(23)	NM
Adjustment related to realized (gains) losses	87	50	(10)	10	36	-58.6%	(20)	86	NM
Adjustment related to unrealized (gains) losses	(673)	1,764	(1,402)	191	553	182.2%	(2,020)	1,105	154.7%
Balance as of end-of-period	$6,025	$7,884	$6,472	$6,169	$6,284	4.3%	$6,025	$6,284	4.3%

DFEL
Balance as of beginning-of-period	$392	$401	$559	$433	$396	1.0%	$650	$401	-38.3%
Business acquired (sold) through reinsurance	-	-	-	-	(290)	NM	-	(290)	NM
Cumulative effect from adoption of new
accounting standard	-	-	-	-	-	NM	4	-	-100.0%
Deferrals	249	231	240	251	294	18.1%	1,003	1,015	1.2%
Operating amortization	(120)	(131)	(179)	(522)	(147)	-22.5%	(815)	(979)	-20.1%
Deferrals, net of operating amortization	129	100	61	(271)	147	14.0%	188	36	-80.9%
Amortization associated with benefit ratio unlocking	(4)	(1)	(2)	1	(1)	75.0%	2	(3)	NM
Adjustment related to realized (gains) losses	9	1	(2)	(8)	(1)	NM	25	(10)	NM
Adjustment related to unrealized (gains) losses	(125)	58	(183)	241	164	231.2%	(468)	281	160.0%
Balance as of end-of-period	$401	$559	$433	$396	$415	3.5%	$401	$415	3.5%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,443	$5,787	$4,771	$4,561	$4,637	4.4%	$4,443	$4,637	4.4%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Fixed Annuities
Balance as of beginning-of-period	$25,572	$25,405	$25,008	$24,840	$24,642	-3.6%	$25,384	$25,405	0.1%
Gross deposits	82	86	184	342	413	NM	1,525	1,024	-32.9%
Full surrenders and deaths	(400)	(494)	(482)	(489)	(415)	-3.8%	(1,583)	(1,879)	-18.7%
Other contract benefits	(145)	(141)	(115)	(163)	(198)	-36.6%	(578)	(617)	-6.7%
Net flows	(463)	(549)	(413)	(310)	(200)	56.8%	(636)	(1,472)	NM
Contract holder assessments	(19)	(25)	(22)	(20)	(17)	10.5%	(64)	(84)	-31.3%
Reinvested interest credited	315	177	267	132	303	-3.8%	721	879	21.9%
Balance as of end-of-period, gross	25,405	25,008	24,840	24,642	24,728	-2.7%	25,405	24,728	-2.7%
Reinsurance ceded	(8,200)	(8,042)	(7,929)	(7,838)	(7,862)	4.1%	(8,200)	(7,862)	4.1%
Balance as of end-of-period, net	$17,205	$16,966	$16,911	$16,804	$16,866	-2.0%	$17,205	$16,866	-2.0%

Variable Annuities
Balance as of beginning-of-period	$127,585	$140,313	$144,157	$151,396	$149,550	17.2%	$125,492	$140,313	11.8%
Gross deposits	2,428	2,728	3,025	2,365	2,598	7.0%	9,735	10,716	10.1%
Full surrenders and deaths	(1,600)	(1,901)	(1,871)	(1,875)	(1,858)	-16.1%	(5,655)	(7,505)	-32.7%
Other contract benefits	(1,009)	(1,054)	(1,038)	(1,021)	(1,195)	-18.4%	(3,785)	(4,308)	-13.8%
Net flows	(181)	(227)	116	(531)	(455)	NM	295	(1,097)	NM
Contract holder assessments	(666)	(684)	(705)	(723)	(727)	-9.2%	(2,556)	(2,839)	-11.1%
Change in market value and reinvestment	13,575	4,755	7,828	(592)	7,498	-44.8%	17,082	19,489	14.1%
Balance as of end-of-period, gross	140,313	144,157	151,396	149,550	155,866	11.1%	140,313	155,866	11.1%
Reinsurance ceded	-	-	-	(7)	(7)	NM	-	(7)	NM
Balance as of end-of-period, net	$140,313	$144,157	$151,396	$149,543	$155,859	11.1%	$140,313	$155,859	11.1%

Total
Balance as of beginning-of-period	$153,157	$165,718	$169,165	$176,236	$174,192	13.7%	$150,876	$165,718	9.8%
Gross deposits	2,510	2,814	3,209	2,707	3,011	20.0%	11,260	11,740	4.3%
Full surrenders and deaths	(2,000)	(2,395)	(2,353)	(2,364)	(2,273)	-13.7%	(7,238)	(9,384)	-29.6%
Other contract benefits	(1,154)	(1,195)	(1,153)	(1,184)	(1,393)	-20.7%	(4,363)	(4,925)	-12.9%
Net flows	(644)	(776)	(297)	(841)	(655)	-1.7%	(341)	(2,569)	NM
Contract holder assessments	(685)	(709)	(727)	(743)	(744)	-8.6%	(2,620)	(2,923)	-11.6%
Change in market value and reinvestment	13,890	4,932	8,095	(460)	7,801	-43.8%	17,803	20,368	14.4%
Balance as of end-of-period, gross	165,718	169,165	176,236	174,192	180,594	9.0%	165,718	180,594	9.0%
Reinsurance ceded	(8,200)	(8,042)	(7,929)	(7,845)	(7,869)	4.0%	(8,200)	(7,869)	4.0%
Balance as of end-of-period, net	$157,518	$161,123	$168,307	$166,347	$172,725	9.7%	$157,518	$172,725	9.7%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
General Account
Balance as of beginning-of-period	$22,316	$22,916	$23,008	$22,995	$23,152	3.7%	$20,558	$22,916	11.5%
Gross deposits	731	490	424	504	908	24.2%	2,725	2,325	-14.7%
Withdrawals	(533)	(583)	(590)	(647)	(631)	-18.4%	(2,326)	(2,451)	-5.4%
Net flows	198	(93)	(166)	(143)	277	39.9%	399	(126)	NM
Transfers between fixed and variable accounts	247	35	3	149	59	-76.1%	1,359	247	-81.8%
Contract holder assessments	(3)	(3)	(3)	(3)	(4)	-33.3%	(13)	(14)	-7.7%
Reinvestment interest credited	158	153	153	154	155	-1.9%	613	616	0.5%
Balance as of end-of-period	$22,916	$23,008	$22,995	$23,152	$23,639	3.2%	$22,916	$23,639	3.2%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$58,255	$65,391	$68,149	$72,913	$72,454	24.4%	$58,131	$65,391	12.5%
Gross deposits	1,826	2,150	2,365	1,907	2,092	14.6%	7,292	8,515	16.8%
Withdrawals	(1,684)	(1,710)	(1,682)	(1,785)	(2,749)	-63.2%	(7,525)	(7,925)	-5.3%
Net flows	142	440	683	122	(657)	NM	(233)	590	NM
Transfers between fixed and variable accounts	(326)	(141)	(43)	(154)	(77)	76.4%	(1,532)	(417)	72.8%
Contract holder assessments	(59)	(62)	(65)	(66)	(67)	-13.6%	(212)	(260)	-22.6%
Change in market value and reinvestment	7,379	2,521	4,189	(361)	3,822	-48.2%	9,237	10,171	10.1%
Balance as of end-of-period	$65,391	$68,149	$72,913	$72,454	$75,475	15.4%	$65,391	$75,475	15.4%

Total
Balance as of beginning-of-period	$80,571	$88,307	$91,157	$95,908	$95,606	18.7%	$78,689	$88,307	12.2%
Gross deposits	2,557	2,640	2,789	2,411	3,000	17.3%	10,017	10,840	8.2%
Withdrawals	(2,217)	(2,293)	(2,272)	(2,432)	(3,380)	-52.5%	(9,851)	(10,376)	-5.3%
Net flows	340	347	517	(21)	(380)	NM	166	464	179.5%
Transfers between fixed and variable accounts	(79)	(106)	(40)	(5)	(18)	77.2%	(173)	(170)	1.7%
Contract holder assessments	(62)	(65)	(68)	(69)	(71)	-14.5%	(225)	(274)	-21.8%
Change in market value and reinvestment	7,537	2,674	4,342	(207)	3,977	-47.2%	9,850	10,787	9.5%
Balance as of end-of-period	$88,307	$91,157	$95,908	$95,606	$99,114	12.2%	$88,307	$99,114	12.2%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
General Account
Balance as of beginning-of-period	$38,080	$38,136	$38,053	$38,013	$37,969	-0.3%	$38,141	$38,136	0.0%
Deposits	1,028	899	895	894	1,050	2.1%	3,954	3,738	-5.5%
Withdrawals and deaths	(282)	(296)	(243)	(237)	(213)	24.5%	(1,156)	(988)	14.5%
Net flows	746	603	652	657	837	12.2%	2,798	2,750	-1.7%
Contract holder assessments	(1,088)	(1,073)	(1,074)	(1,086)	(1,107)	-1.7%	(4,313)	(4,343)	-0.7%
Reinvested interest credited	398	387	382	385	395	-0.8%	1,510	1,551	2.7%
Balance as of end-of-period, gross	38,136	38,053	38,013	37,969	38,094	-0.1%	38,136	38,094	-0.1%
Reinsurance ceded	(640)	(636)	(628)	(620)	(5,562)	NM	(640)	(5,562)	NM
Balance as of end-of-period, net	$37,496	$37,417	$37,385	$37,349	$32,532	-13.2%	$37,496	$32,532	-13.2%

Separate Account
Balance as of beginning-of-period	$18,671	$21,078	$21,983	$23,361	$23,250	24.5%	$17,646	$21,078	19.4%
Deposits	448	320	383	430	822	83.5%	1,936	1,955	1.0%
Withdrawals and deaths	(198)	(130)	(156)	(216)	(221)	-11.6%	(597)	(723)	-21.1%
Net flows	250	190	227	214	601	140.4%	1,339	1,232	-8.0%
Contract holder assessments	(209)	(197)	(203)	(211)	(247)	-18.2%	(841)	(858)	-2.0%
Change in market value and reinvestment	2,366	912	1,354	(114)	1,303	-44.9%	2,934	3,455	17.8%
Balance as of end-of-period, gross	21,078	21,983	23,361	23,250	24,907	18.2%	21,078	24,907	18.2%
Reinsurance ceded	(969)	(990)	(1,044)	(1,018)	(5,593)	NM	(969)	(5,593)	NM
Balance as of end-of-period, net	$20,109	$20,993	$22,317	$22,232	$19,314	-4.0%	$20,109	$19,314	-4.0%

Total
Balance as of beginning-of-period	$56,751	$59,214	$60,036	$61,374	$61,219	7.9%	$55,787	$59,214	6.1%
Deposits	1,476	1,219	1,278	1,324	1,872	26.8%	5,890	5,693	-3.3%
Withdrawals and deaths	(480)	(426)	(399)	(453)	(434)	9.6%	(1,753)	(1,711)	2.4%
Net flows	996	793	879	871	1,438	44.4%	4,137	3,982	-3.7%
Contract holder assessments	(1,297)	(1,270)	(1,277)	(1,297)	(1,354)	-4.4%	(5,154)	(5,201)	-0.9%
Change in market value and reinvestment	2,764	1,299	1,736	271	1,698	-38.6%	4,444	5,006	12.6%
Balance as of end-of-period, gross	59,214	60,036	61,374	61,219	63,001	6.4%	59,214	63,001	6.4%
Reinsurance ceded	(1,609)	(1,626)	(1,672)	(1,638)	(11,155)	NM	(1,609)	(11,155)	NM
Balance as of end-of-period, net	$57,605	$58,410	$59,702	$59,581	$51,846	-10.0%	$57,605	$51,846	-10.0%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 12/31/20		As of 12/31/21
	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities, net of allowance for credit losses:
Corporate bonds	$102,789	80.5%	$98,120	79.4%
U.S. government bonds	484	0.4%	433	0.4%
State and municipal bonds	6,921	5.4%	6,621	5.4%
Foreign government bonds	470	0.4%	432	0.3%
Residential mortgage-backed securities	3,076	2.4%	2,525	2.0%
Commercial mortgage-backed securities	1,505	1.2%	1,599	1.3%
Asset-backed securities	7,184	5.6%	8,512	6.9%
Hybrid and redeemable preferred securities	615	0.5%	504	0.4%
Total fixed maturity AFS securities, net of allowance for credit losses	123,044	96.4%	118,746	96.1%
Trading securities	4,501	3.5%	4,482	3.6%
Equity securities	129	0.1%	318	0.3%
Total fixed maturity AFS securities, net of allowance for credit losses, and trading and
equity securities	$127,674	100.0%	$123,546	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$104,174	96.1%	$105,177	95.9%
Trading securities	4,072	3.8%	4,170	3.8%
Equity securities	132	0.1%	285	0.3%
Total fixed maturity AFS, trading and equity securities	$108,378	100.0%	$109,632	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.9%		96.4%
Below investment grade		4.1%		3.6%

Lincoln Financial Group
Realized Gain (Loss), After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$53	$48	$51	$49	$51	-3.8%	$208	$199	-4.3%
Total excluded realized gain (loss)	(523)	(229)	(53)	36	(166)	68.3%	(721)	(411)	43.0%
Total realized gain (loss), pre-tax	$(470)	$(181)	$(2)	$85	$(115)	75.5%	$(513)	$(212)	58.7%

Components of Excluded Realized Gain (Loss), After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$(6)	$17	$8	$28	$26	NM	$(85)	$79	192.9%
Credit loss benefit (expense) on other financial assets	(2)	(1)	(3)	(9)	5	NM	(20)	(8)	60.0%
Realized gain (loss) related to certain financial assets	(7)	1	(5)	(4)	(6)	14.3%	(35)	(14)	60.0%
Realized gain (loss) on equity securities	13	8	16	3	4	-69.2%	4	32	NM
Realized gain (loss) on the mark-to-market on certain
instruments	2	19	(2)	8	34	NM	33	60	81.8%
Realized gain (loss) related to financial assets, after-tax	-	44	14	26	63	NM	(103)	149	244.7%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged and benefit ratio unlocking	(9)	(42)	13	(4)	(78)	NM	(564)	(109)	80.7%
GLB non-performance risk component	(240)	(144)	(1)	(2)	(47)	80.4%	293	(195)	NM
Total variable annuity net derivative results	(249)	(186)	12	(6)	(125)	49.8%	(271)	(304)	-12.2%
Indexed annuity forward-starting option	12	17	8	(3)	7	-41.7%	(2)	26	NM
Excluded realized gain (loss), including
benefit ratio unlocking, after-tax	(237)	(125)	34	17	(55)	76.8%	(376)	(129)	65.7%
Less: benefit ratio unlocking, after-tax	177	55	77	(12)	77	-56.5%	194	196	-30.0%
Total excluded realized gain (loss), after-tax	$(414)	$(180)	$(43)	$29	$(132)	68.1%	$(570)	$(325)	9.1%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	Change	12/31/20	12/31/21	Change
Revenues
Total revenues	$4,135	$4,534	$4,851	$5,241	$4,604	11.3%	$17,439	$19,230	10.3%
Less:
Excluded realized gain (loss)	(523)	(229)	(53)	36	(166)	68.3%	(721)	(411)	43.0%
Amortization of DFEL associated with
benefit ratio unlocking	3	1	1	-	1	-66.7%	(2)	2	200.0%
Adjusted operating revenues	$4,655	$4,762	$4,903	$5,205	$4,769	2.4%	$18,162	$19,639	8.1%

Net Income
Net income (loss)	$143	$225	$642	$318	$220	53.8%	$499	$1,405	181.6%
Less:
Excluded realized gain (loss), after-tax	(414)	(180)	(43)	29	(132)	68.1%	(570)	(325)	43.0%
Benefit ratio unlocking, after-tax	177	55	77	(12)	77	-56.5%	194	196	1.0%
Net impact from the Tax Cuts and Jobs Act	37	-	-	-	-	-100.0%	37	-	-100.0%
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	(3)	-	-	-	(11)	NM	(15)	(11)	26.7%
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	-	-	(6)	-	NM	(12)	(6)	50.0%
Total adjustments	(203)	(125)	34	11	(66)	67.5%	(366)	(146)	60.1%
Adjusted income (loss) from operations	$346	$350	$608	$307	$286	-17.3%	$865	$1,551	79.3%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$0.74	$1.16	$3.34	$1.68	$1.20	62.2%	$2.56	$7.43	190.2%
Less:
Excluded realized gain (loss), after-tax	(2.12)	(0.94)	(0.22)	0.15	(0.72)	66.0%	(2.93)	(1.71)	41.6%
Benefit ratio unlocking, after-tax	0.91	0.28	0.39	(0.06)	0.42	-53.8%	0.99	1.03	4.0%
Net impact from the Tax Cuts and Jobs Act	0.19	-	-	-	-	-100.0%	0.19	-	-100.0%
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	(0.02)	-	-	-	(0.06)	NM	(0.08)	(0.06)	25.0%
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	-	-	(0.03)	-	NM	(0.06)	(0.03)	50.0%
Adjusted income (loss) from operations	$1.78	$1.82	$3.17	$1.62	$1.56	-12.4%	$4.45	$8.20	84.3%